                                                                   Exhibit 10.24

                        Supplement NO. 2 dated as of October 21, 2000, to the
                  Security Agreement dated as of June 23, 1999, among ANTEON CORPORATION, a Virginia corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the "Grantors") and MELLON BANK, N.A., a national banking association ("Mellon"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties
                  (as defined herein).

      A. Reference is made to (a) the Credit Agreement dated as of June 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as issuing bank, Mellon, as Collateral Agent, syndication agent and swingline leader, and Deutsche Bank AG, New York Branch, as documentation agent, and
(b) the Subsidiary Guarantee Agreement dated as of June 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Subsidiary Guarantors and the Collateral Agent.

      B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Credit Agreement, as applicable.

      C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

      Accordingly, the Collateral Agent and the New Grantor agree as follows:

      SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

      SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

      SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule 1 attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

      SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

      SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

      SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

      IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.


                                      SHERIKON, INC., as a New Grantor,


                                      by: /s/ Carlton B. Crenshaw
                                         ---------------------------------------
                                         Name: Carlton B. Crenshaw
                                         Title: Vice President
                                         Address: 14500 Avion Pkwy, Suite 200,
                                         Chantilly, VA 20151


                                      SOUTH TEXAS SHIP REPAIR, INC., as a New
                                      Grantor,


                                      by: /s/ Carlton B. Crenshaw
                                         ---------------------------------------
                                         Name: Carlton B. Crenshaw
                                         Title: Vice President
                                         Address: Redfish Bay Terminal, Ocean
                                         Drive at Beasley, Aransas Pass, TX
                                         78336


                                      SHERIKON SPACE SYSTEMS, INC., as a
                                      New Grantor,


                                      by: /s/ Carlton B. Crenshaw
                                         ---------------------------------------
                                         Name: Carlton B. Crenshaw
                                         Title: Vice President
                                         Address: 12249 Science Drive, Suite
                                         106, Orlando, FL 32826


                                      MELLON BANK, N.A., as Collateral Agent,


                                      by:
                                         ---------------------------------------
                                         Name:
                                         Title:

      IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.


                                      SHERIKON, INC., as a New Grantor,


                                      by:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Address: 14500 Avion Pkwy, Suite 200,
                                         Chantilly, VA 20151


                                      SOUTH TEXAS SHIP REPAIR, INC., as a New
                                      Grantor,


                                      by:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Address: Redfish Bay Terminal, Ocean
                                         Drive at Beasley, Aransas Pass, TX
                                         78336


                                      SHERIKON SPACE SYSTEMS, INC., as a
                                      New Grantor,


                                      by:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Address: 12249 Science Drive, Suite
                                         106, Orlando, FL 32826


                                      MELLON BANK, N.A., as Collateral Agent


                                      by: /s/ Leslie A. Grizzard
                                         ---------------------------------------
                                         Name: Leslie A. Grizzard
                                         Title: Vice President

                                                                   Schedule 1 to
                                                             Supplement No. 2 to
                                                          the Security Agreement




                             LOCATION OF COLLATERAL

      1. Names.

      (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

            Sherikon, Inc.
            South Texas Ship Repair, Inc.
            Sherikon Space Systems, Inc.

      (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

            None.

      (c) No Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include below the information required in this Schedule 1 as to each acquiree or constituent party to a merger or consolidation.

      (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

            None.

      (e) Set forth below is the Federal Taxpayer Identification Number of each
Grantor:

          Sherikon, Inc.                   --72-1019239
          South Texas Ship Repair, Inc.    --74-2781148
          Sherikon Space Systems, Inc.     --54-1684887

                                                                   SCHEDULE 1 to
                                                             Supplement No. 2 to
                                                          the Security Agreement



      2. Current Locations.

      (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:


Grantor                       Mailing Address           County       State
-------                       ---------------           ------       -----

Sherikon, Inc                 14500 Avion Parkway       Fairfax        VA
                              Ste. 200, Chantilly,
                              Va 20151

South Texas Ship Repair, Inc. Redfish Bay Terminal      San Patricio   TX
                              Ocean Drive at Beasley
                              Aransas Pass, TX 78336

Sherikon Space Systems, Inc   12249 Science Drive,      Orange         FL
                              Suite 106
                              Orlando, Fl 32826

      (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable and all other places of business of New Grantor:


Grantor                       Mailing Address           County       State
-------                       ---------------           ------       -----

Sherikon, Inc                 14500 Avion Parkway       Fairfax       VA
                              Ste. 200, Chantilly,
                              Va 20151

South Texas Ship Repair, Inc  Redfish Bay Terminal      San Patricio  TX
                              Ocean Drive at Beasley
                              Aransas Pass, TX 78336

Sherikon, Inc. and            12249 Science Drive,      Orange        FL
Sherikon Space Systems, Inc   Suite 106
                              Orlando, Fl 32826

Sherikon, Inc.                2711 Jefferson Davis      Arlington     VA
                              Highway, Suite 500,
                              Arlington, VA 22202

Sherikon, Inc.                2805 South Crystal        Arlington     VA
                              Drive Arlington, VA 22202

Sherikon, Inc.                92 Thomas Johnson         Washington    MD
                              Drive, Suite 130
                              Frederick, MD 21702

                                                                   SCHEDULE 1 to
                                                             Supplement No. 2 to
                                                          the Security Agreement





Grantor           Mailing Address                  County          State
-------           ---------------                  ------          -----

Sherikon, Inc.    355 N. 21st Street, Ste. 204    Cumberland        PA
                  Camp Hill, PA 17011-3707

Sherikon, Inc.    4332 Cerritos Ave., Ste. 106    Orange            CA
                  Los Alamitos, CA 90720

Sherikon, Inc.    8610 North New Braunfels,       Bexar             TX
                  Suite 100
                  San Antonio, TX 78217

Sherikon, Inc.    9449 Balboa Avenue              San Diego         CA
                  Suite 111
                  San Diego, CA 92123

Sherikon, Inc.    8601 Georgia Avenue             Montgomery        MD
                  Suite 900
                  Silver Spring, MA 20910

Sherikon, Inc.    5205 Leesburg Pike              Fairfax           VA
                  Suite 310
                  Falls Church, VA 22041

Sherikon Space    145 North Altadena Drive        Los Angeles       CA
Systems, Inc.     Pasadena, CA 91107